UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 30, 2019

                                 AMERICANN, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                  000-54231                  27-4336843
-----------------------------   --------------------       -------------------
(State or other jurisdiction    (Commission File No.)         (IRS Employer
 of incorporation)                                         Identification No.)


                                1550 Wewatta St.
                                Denver, CO 80202
                         ------------------------------
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code: (303) 862-9000

                                       N/A
                           -------------------------
          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
    CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [ ]

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     J. Tyler Opel (age 30) was appointed a director on January 30, 2019. Mr. Opel is a practicing attorney with an emphasis on real estate and cannabis legislation. Since 2016, Mr. Opel has provided legal counsel to a private real estate development company. Mr. Opel has experience before the Denver District Court, the Boulder District Court and the Colorado Supreme Court. Mr. Opel, an active investor in emerging growth companies, is also a member of the Colorado Bar Association Cannabis Law Committee. Mr. Opel earned a Bachelor of Science in Business Administration from the University of Missouri Trulaske College of Business (2010) and a Law Degree from the Southern Illinois University School of Law (2015).









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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2019

                                             AMERICANN, INC.


                                             By:  /s/ Timothy Keogh
                                                  ----------------------------
                                                  Timothy Keogh,
                                                  Chief Executive Officer















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